PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMODORE HOLDINGS LIMITED
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                           -----------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: _______

     2) Aggregate number of securities to which transaction applies: __________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

     4) Proposed maximum aggregate value of transaction: ______________________

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount Previously Paid: _______________________________________________

     2) Form, Schedule or Registration Statement No.: _________________________

     3) Filing Party: _________________________________________________________

     4) Date Filed: ___________________________________________________________

                                [COMMODORE LOGO]




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                February 11, 1999

     Notice is hereby given that the Annual Meeting of Stockholders of Commodore Holdings Limited (the "Company") will be held on Thursday, February 11, 1999, at 9:30 a.m., Eastern Standard Time, at the offices of Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, for the following purposes, as described in the attached proxy statement:


        A. To elect two directors to serve on the Company's Board of Directors until the annual meeting of stockholders to be held in 2002, and until their successors are elected and qualified;

        B. To appoint Grant Thornton LLP, as the Company's independent auditors for the Company's 1999 fiscal year and to authorize the directors to approve the auditors' fee;

        C. To consider and vote upon a proposal to adopt an amendment to the Company's 1995 Stock Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 500,000 to an aggregate of 1,000,000; and

        D. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 28, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting.

     Under applicable Bermuda law and the Company's Bye-Laws, if a quorum is present, the favorable vote of a simple majority of the votes cast by holders of the Company's Common Stock, voting together as a single class in person or by proxy at the Annual Meeting of Stockholders, will be required in order to approve the election of two directors, the appointment of Grant Thornton LLP and to transact other business properly presented at the meeting or any adjournment thereof. If a quorum is present, the favorable vote of a majority of the outstanding shares of Common Stock of the Company voting as a single class, will be required in order to adopt the amendment to the Company's 1995 Stock Plan.

     The independent auditors' report and financial statements for the Company's 1998 fiscal year will also be presented at the Annual Meeting of Stockholders.

        By order of the Board of Directors.
                                                   BLANCA SANTOS
January 15, 1999                                   Secretary

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE.

                           COMMODORE HOLDINGS LIMITED
                            4000 Hollywood Boulevard
                             Suite 385, South Tower
                            Hollywood, Florida 33021
                                 (954) 967-2100

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                February 11, 1999


     This Proxy Statement has been prepared and is furnished by the Board of Directors of Commodore Holdings Limited (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of the Company to be held on February 11, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting (the "Annual Meeting").

     It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to stockholders on or about January 15, 1999. The Company's Annual Report, including audited financial statements for the fiscal year ended September 30, 1998, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

     Only holders of record of the Company's Common Stock, $.01 par value (the "Common Stock"), on the books of the Company at the close of business on December 28, 1998 (the "Record Date"), are entitled to vote at the Annual Meeting. On that date, there were 7,439,821 issued and outstanding shares of Common Stock. The holder of each share of Common Stock is entitled to one vote on each matter to be presented at the meeting.

     Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted for the election of all nominees for director, for the appointment of Grant Thornton LLP as the Company's independent auditors and the authorization of the directors to approve the auditors' fee, for the adoption of an amendment (the "Plan Amendment") to the Company's 1995 Stock Plan (the "Plan") to increase the number of shares reserved for issuance thereunder and, in the discretion of the proxy holders, as to any other matter which may properly come before the meeting. A stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of revocation to the Secretary, by submitting a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmissions. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

     In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes are not. The Company's Bye-Laws provide that the affirmative vote of a majority of the votes cast shall be the act of the stockholders, except as otherwise provided, among other things, by the Bermuda Companies Act 1981, as amended (the "Act"). The Act, together with the Company's Bye-Laws, provide that directors are elected and auditors are appointed by a majority of the votes cast. The Plan provides that it may be amended by the affirmative vote of a majority of the outstanding shares of capital stock of the Company voting as a single class and entitled to vote thereon. As of the Record Date, the Company had shares of only one class of capital stock, its Common Stock, outstanding. Under the Act, abstentions do not count as votes cast. Therefore, under the Act and the Company's Bye-Laws, as to all matters to be voted on by stockholders at the Annual Meeting, abstentions and broker non-votes will have no legal effect on whether a matter is approved.

     In order to assure that your interests will be represented, you are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of January 1, 1999, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each director or nominee for director, by each named executive officer, and by all directors and officers of the Company as a group. Except as indicated below, (i) the address for each 5% stockholder is c/o Commodore Holdings Limited, 4000 Hollywood Boulevard, Suite 385, South Tower, Hollywood, Florida 33021; and (ii) all shares are owned directly with sole voting and dispositive power.

                                                                AMOUNT AND
                                                                 NATURE OF               PERCENT
NAME OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP         OF CLASS
-----------------------                                    --------------------        ----------
      Jeffrey I. Binder and Rosalie Binder(1)(2).......         1,053,788                 13.2%

      JeMJ Financial Services, Inc.(3)
         9350 South Dixie Highway, Suite 1220
         Miami, FL 33156...............................           985,455                 12.3%

      Ralph V. DeMartino(2)............................            30,000                  *

      Arnold Adolphus Francis, Q.C.(4).................                 0                  0%

      Gordon Leonard Hill, Q.C.(5).....................                 0                  0%

      Mark J. Maged(2).................................            30,000                  *

      Frederick A. Mayer(2)............................           550,000                  7.2%

      Alan Pritzker(2).................................            58,333                  *

      Jeffrey B. Rabin(6)..............................           124,000                  1.6%

      Ronald K. Stern..................................                 0                  0%

      James R. Sullivan(2).............................           108,333                  1.4%

      All directors and officers as a group(7)
         (10 persons including those named above)......         2,939,909                 32.6%

--------------------
* Represents beneficial ownership of less than 1%.

(1) Mr. Binder owns 500,000 shares of Common Stock together with his wife, as tenants-by-the-entireties. This amount includes 520,455 shares of Common Stock which Mr. Binder and his wife have a right to purchase pursuant to warrants, which warrants are presently exercisable.

(2) This amount includes shares of Common Stock which may be purchased pursuant to stock options and/or warrants held by such person which are either presently exercisable or become exercisable within 60 days after January 1, 1999 as follows: Jeffrey I. Binder, 33,333; Ralph V. DeMartino, 30,000; Mark J. Maged, 30,000; Frederick A. Mayer, 250,000; Alan Pritzker, 58,333; and James R. Sullivan, 108,333.

(3) JeMJ Financial Services, Inc. is a company controlled by Mr. Binder. This amount includes 440,000 shares of Common Stock and warrants to purchase 545,455 shares of Common Stock, which warrants are presently exercisable.

(4) The Honorable Wayne L. Furbert, C.P.A., J.P., M.P., serves as an Alternate Director for Mr. Francis. Mr. Furbert does not beneficially own any shares of Common Stock.

(5) Helen Patricia Forrest serves as an Alternate Director for Mr. Hill. Ms. Forrest does not beneficially own any shares of Common Stock.

(6) This amount includes 110,000 shares of Common Stock, which Mr. Rabin jointly owns with a business associate. Pursuant to a power of attorney, Mr. Rabin has sole voting and dispositive authority with regard to such shares of Common Stock.

(7) Includes warrants and options to purchase 1,575,909 shares of Common Stock, which warrants and options are presently exercisable, or become exercisable within 60 days after January 1, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 1998, the Company's directors and executive officers complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.

                              ELECTION OF DIRECTORS

     The persons named in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. Directors elected at the meeting will serve until the Annual Meeting of Stockholders to be held in the year 2002, and until their successors are elected and qualified. In the event that any nominee is unable or unwilling to serve, discretionary authority is reserved to the persons named in the accompanying form of proxy to vote for substitute nominees. Management does not anticipate that such an event will occur. Each director shall be elected by a majority of the votes cast.

     The Board of Directors is divided into three classes. There are two directors in each class, and each class is elected every third year. Directors who are voted into a class during the term of the class may serve less than a three-year term. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualified. The terms for Mr. Arnold Francis and Mr. Gordon Hill expire at this Annual Meeting. Due to a change in Bermuda law, the Company is no longer required to maintain Directors who are residents of Bermuda. As a result, Messrs. Francis and Hill are not nominees for re-election to the Company's Board of Directors. The Board of Directors has recommended Mr. Ronald K. Stern and Mr. Jeffrey B. Rabin as nominees to replace Messrs. Francis and Hill. The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors.


        (A)    NOMINEES FOR DIRECTOR

                      AGE AS OF                 BUSINESS EXPERIENCE                               CURRENT
                     NOVEMBER 1,               DURING PAST FIVE YEARS               DIRECTOR       TERM
NAME                    1998                     AND DIRECTORSHIPS                    SINCE       EXPIRES
----                    ----                     -----------------                  --------      -------
Jeffrey B. Rabin         49           Chief  Financial  Officer  of The DiMare      Nominee         Not
                                      Companies,   an  agricultural   company,                  Applicable
                                      since 1991; Certified Public Accountant.

Ronald K. Stern          54           Partner and  Managing  Director of Stern      Nominee         Not
                                      &  Company,  LLC,  a  public  accounting                  Applicable
                                      firm,   since  1998;   sole   proprietor
                                      Certified Public  Accountant,  from 1993
                                      to   1998;   Member   of   the   Florida
                                      Institute    of     Certified     Public
                                      Accountants  and the American  Institute
                                      of Certified Public Accountants.



(B)     CONTINUING DIRECTORS

                      AGE AS OF                 BUSINESS EXPERIENCE                             CURRENT
                     NOVEMBER 1,               DURING PAST FIVE YEARS               DIRECTOR     TERM
NAME                     1998                    AND DIRECTORSHIPS                    SINCE     EXPIRES
----                     ----                    -----------------                  --------    -------

Jeffrey I. Binder(1)      52          Chairman   of  the  Board   since  1995;        1995       2001
                                      Chairman of the Board of Tel-Med,  Inc.,
                                      a company which developed medical products
                                      and provided medical related services,
                                      from 1991 to 1997; Chairman of the Board
                                      and a director of H.P. America, Inc., a
                                      private holding company which owns medical
                                      practice companies, since 1995; Chairman
                                      of the Board and a director of JeMJ
                                      Financial Services, Inc., a private
                                      holding company since 1989.

Frederick A. Mayer        64          Vice  Chairman  of the  Board  and Chief        1995       2001
                                      Executive     Officer     since    1995;
                                      Co-founder  and Vice Chairman of Regency
                                      Cruises  Inc.  ("Regency")  between 1984
                                      and April 1995;  President  of Exprinter
                                      International      USA,     a     travel
                                      organization,  between  1969  and  1995;
                                      President  of  Marmara   Marine,   Inc.,
                                      which owns the S/S United States,  since
                                      1992.  In November  1995,  Regency filed
                                      for Chapter 11 bankruptcy protection.

Ralph V.                  44          Principal   of   DeMartino   Finkelstein        1996       2000
DeMartino(1)(2)                       Rosen & Virga  since  1983 and  managing
                                      partner since 1987; member of the
                                      Committee on Corporate, Banking and
                                      Business Law of the Bar Association of the
                                      District of Columbia and the American Bar
                                      Association.

Mark Maged(1)(2)          67          Chairman  of  MJM  Associates,   LLC,  a        1996       2000
                                      financial  consulting  firm, since 1995;
                                      Chairman  of Internet  Tradeline,  Inc.,
                                      an  internet-based  electronic  commerce
                                      company,   since   1995;   international
                                      investment  and  financial  advisor to a
                                      number    of    private    and    public
                                      institutions  and   corporations   since
                                      1984;   President  and  Chief  Executive
                                      Officer of Schroders,  Inc. and Chairman
                                      and  Chief  Executive   Officer  of  its
                                      subsidiary,  J. Henry  Schroder Bank and
                                      Trust,  the  U.S.  arm  of  the  British
                                      merchant bank,  Schroders  PLC,  between
                                      1974 and 1984.


------------------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

                               BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 1998, the Board of Directors held two formal meetings and acted by unanimous written consent on twenty-one occasions. The Board has a Compensation Committee and an Audit Committee. The Compensation Committee met one time and the Audit Committee met two times during fiscal 1998. The Board of Directors does not have a nominating or similar committee. During fiscal 1998, no director attended or participated in fewer than 75% of the meetings and actions by the Board and any committee on which such director served.

     The Compensation Committee reviews and sets the level for executive compensation for the ensuing year; reviews and recommends the terms of the employment agreements for the Company's executives; sets bonuses for the Company's executives; and determines the number of stock options and the terms of such options to be awarded to the Company's executives and eligible employees. The Audit Committee performs the following principal functions: recommends to the Board of Directors the engagement of independent auditors for the ensuing year; reviews the scope of the annual audit; reviews with auditors the results of the audit engagement, including review of the financial statements and the management letter; and reviews the scope of and compliance with the Company's internal controls.

COMPENSATION

     Each independent director (a director who is not an officer or employee of the Company or appointed to satisfy Bermuda law) receives $10,000 per year, paid quarterly, for service on the Company's Board of Directors and the committees thereof. Directors who are officers or employees of the Company, or appointed to satisfy Bermuda law, receive no additional compensation for attendance at Board or committee meetings.

                            COMPENSATION OF OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to total compensation earned or paid by the Company to the Chief Executive Officer of the Company during the fiscal years ended September 30, 1996, 1997 and 1998, and each of the Company's four other most highly compensated executive officers or significant employees whose total annual salary and bonus exceeded $100,000 during such fiscal year.


                               ANNUAL COMPENSATION

                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                                ----------
                                                                OTHER           SECURITIES
  NAME & PRINCIPAL       FISCAL     SALARY       BONUS          ANNUAL          UNDERLYING          ALL OTHER
      POSITION            YEAR       ($)          ($)        COMPENSATION     OPTIONS/WARRANTS    COMPENSATION(1)
----------------------   -------   ---------    ---------    -------------    ----------------    --------------
Frederick A. Mayer,       1998     $190,736     $12,250           *                     0              $52
Vice Chairman of the      1997      175,000      12,250           *                75,000(2)            53
  Board and Chief         1996      175,000           0           *                     0               67
  Executive Officer

Jeffrey I. Binder,        1998      163,488      10,500           *                     0               52
Chairman of the           1997      150,000      10,500           *                50,000(2)            53
  Board                   1996      150,000           0           *                     0               67

James A. Sullivan,        1998      156,000      13,500           *                     0               52
President                 1997      150,000      10,500           *                50,000(2)            53
                          1996      150,000           0           *                     0               67

Alan Pritzker,            1998      132,254      10,996           *                     0               52
Vice President,           1997      119,192       7,851           *                50,000(2)            53
  Finance and Chief       1996      112,154           0           *                     0               67
  Financial Officer

--------------------
* Aggregate amount of Other Annual Compensation for each other person is less than the lesser of $50,000 or 10% of such person's annual salary and bonus.

(1) All Other Compensation represents premiums paid for life insurance for the named executive officers.

(2) This number represents options granted to the named executive officer under the 1995 Stock Plan, which are exercisable in annual one-third increments, beginning on October 1, 1997.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any stock options or stock appreciation rights to the named executive officers in fiscal year 1998.

AGGREGATED STOCK OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     Set forth below is certain information pertaining to stock options and warrants held by the named executive officers as of September 30, 1998. None of the named executive officers exercised any stock options or warrants in the fiscal year ended September 30, 1998.

                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                   OPTIONS/WARRANTS                    OPTIONS/WARRANTS
                                  AT FISCAL YEAR-END                 AT FISCAL YEAR-END(1)
                           ---------------------------------    --------------------------------
                            EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
                           --------------    ---------------    --------------    --------------
Frederick A. Mayer              225,000          50,000           $  899,000        $ 122,000
Jeffrey I. Binder             1,107,577(2)       33,333            2,702,487           81,333
James A. Sullivan                66,667          83,333              250,167          290,833
Alan Pritzker                    41,667          33,333              145,417           81,333

------------------
(1) Based on a fair market value of $5.19 per share for the Common Stock, as determined by using the closing bid quotation on The Nasdaq National Market on September 30, 1998.

(2) Of these options and warrants, 545,455 are held by JeMJ Financial Services, Inc., a company controlled by Mr. Binder.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Company's management compensation philosophy is to attract and retain quality executives through a combination of competitive base salaries and performance-based bonuses. The Company also believes that its officers and key employees should have an equity interest in the Company, either through direct stock ownership or through ownership of stock options. As a result, the Company grants stock options to its officers and key employees.

     BASE SALARY. The Company's approach to base compensation is to offer competitive salaries in comparison to market standards. The Company establishes base salaries for new management employees by evaluating the responsibilities of the position, the experience of the individual and the base salaries for comparable positions at similar companies. In 1995, the Company conducted a survey of the salaries of officers of publicly-held companies in the Company's industry and established officer salaries pursuant to employment contracts at levels somewhat lower than these companies, to reflect the Company's smaller size and short operating history. The employment contracts generally contained annual increases of four percent to gradually increase each executive's salary to market level as the Company grew and prospered. In each of May 1996 and 1997, the Company's executives entitled to such increases waived them to enhance stockholder value, and the first such increase was implemented in October 1997.

Increases in base compensation for executives without long-term contracts are based on the performance of the executive, the performance of the Company and salaries paid to officers of similar companies. Mr. Mayer, the Company's Chief Executive Officer, has a five-year employment contract with the Company. His salary was established based on the criteria described above.

     BONUS COMPENSATION. The Company periodically rewards its executive officers with bonuses based on the performance of the Company. Following the conclusion of a fiscal year, management recommends to the Compensation Committee whether bonuses should be awarded and suggests appropriate amounts. The Compensation Committee then reviews such proposal and makes its bonus decisions. In January 1998, the Company paid each executive officer a bonus equal to approximately seven percent of each executive officer's fiscal 1998 salary.

     STOCK OPTIONS. Stock options are currently the Company's principal vehicle for payment of long-term incentive compensation. Stock options generally are granted at ten percent over the prevailing market price on the date of grant and will have value only if the Company's stock price increases. Options granted under the Plan generally vest in annual increments over three or four years beginning one year after the date of the grant. Grants of stock options generally are based upon the performance of the Company, the level of the executive's position within the Company and an evaluation of the executive's past and expected future performance. The Company grants stock options periodically, but not necessarily on an annual basis. During fiscal 1998, the Company did not grant stock options to any of the named executive officers. The Company also did not grant options to a broad range of employees due, in part, to the relatively small number of underlying shares remaining available under the Plan. If the proposed Plan Amendment, which amendment would increase the number of underlying shares available under the Plan, is approved at the Annual Meeting, the Company will likely make such grants during fiscal 1999.

                                                            Jeffrey I. Binder
                                                           Ralph V. DeMartino
                                                                Mark J. Maged

EMPLOYMENT AGREEMENTS

     On July 15, 1997, the Company amended its employment agreement with its Chairman of the Board, Mr. Jeffrey I. Binder, to extend the term of Mr. Binder's employment until May 3, 2002. The terms of the original employment agreement, dated May 3, 1995, remained unchanged and continued to provide Mr. Binder with an annual salary of $150,000, to be increased four percent annually, and certain perquisites. Upon termination of Mr. Binder's employment, he has agreed not to compete with the Company for one year under certain circumstances described therein. In the event a change of control of the Board of Directors of the Company occurs, he shall receive compensation for the greater of one year or the remainder of his employment term.

     As of May 3, 1995, the Company entered into a two-year employment agreement with Mr. Frederick A. Mayer, its Vice-Chairman of the Board of Directors and Chief Executive Officer. Pursuant to the employment agreement, Mr. Mayer receives an annual salary of $175,000, to be increased four percent annually, and certain perquisites. Mr. Mayer also received a seven-year warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.00 per share. Mr. Mayer has certain rights to demand registration of the shares of Common Stock underlying his warrant; however, the sale of such shares is subject to a 12-month lock-up period. On May 3, 1997, the Company amended Mr. Mayer's employment agreement to extend the term of Mr. Mayer's employment until May 3, 2002. Upon termination of Mr. Mayer's employment, he has agreed not to compete with the Company for one year under certain circumstances described therein. In the event a change of control of the Board of Directors of the Company occurs, he shall receive compensation for the greater of one year or the remainder of his employment term.

     As of May 3, 1995, the Company entered into a two-year employment agreement with Mr. James A. Sullivan, its President. On February 5, 1997, the Company decided to defer the renewal of Mr. Sullivan's employment agreement. In the interim, the Company caused its wholly-owned subsidiary, New Commodore Cruise Lines Limited, to employ Mr. Sullivan on a month-to-month basis on the same terms as those in his prior employment agreement, and provide him with three months notice in the event the Company decided to terminate his employment. Pursuant to Mr. Sullivan's prior employment agreement, Mr. Sullivan receives an annual salary of $156,000 and certain perquisites.

     As of May 3, 1995, the Company entered into a two-year employment agreement with Mr. Alan Pritzker, its Vice President, Finance and Chief Financial Officer. On February 5, 1997, the Company decided to defer the renewal of Mr. Pritzker's employment agreement. In the interim, the Company caused its wholly-owned subsidiary, New Commodore Cruise Lines Limited, to employ Mr. Pritzker on a month-to-month basis on the same terms as those in his prior employment agreement, and provide him with three months notice in the event the Company decided to terminate his employment. Pursuant to Mr. Pritzker's prior employment agreement, Mr. Pritzker receives an annual salary of $135,000 and certain perquisites.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has a Compensation Committee which sets the compensation levels for the Company's executive officers. One executive officer of the Company, Mr. Binder, is a member of the Company's Compensation Committee. Mr. Binder abstains from voting on issues concerning his own proposed compensation.

STOCK PERFORMANCE GRAPH

     In accordance with Securities and Exchange Commission regulations, the following graph compares the cumulative total stockholder return to the Company's stockholders during the twenty-six month period ended September 30, 1998 to the Nasdaq Stock Market (U.S.) and the Nasdaq Non-Financial Index.

          COMPARISON OF THE TWENTY-SIX MONTH CUMULATIVE TOTAL RETURN(1)
  AMONG COMMODORE HOLDINGS LIMITED, NASDAQ (U.S.) STOCK MARKET AND NASDAQ NON-
       FINANCIAL INDEX FOR THE TWENTY-SIX MONTHS ENDED SEPTEMBER 30, 1998





                                        [Insert Graph]













     MONTH AND YEAR           JULY 16, 1996        SEPT. 1996        SEPT. 1997       SEPT. 1998
--------------------------    ---------------    ---------------    --------------   --------------

Nasdaq US                          100                117                160              164
Nasdaq Non-Financial               100                107                143              145
Commodore Holdings                 100                 54                 51              113


--------------------

(1) Assumes that the value of the investment in the Company and each index was $100 on July 16, 1996, (the date the Company's Common Stock was first publicly traded), and that all dividends are reinvested.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     None of the Company's executive officers, directors, nominees for director, persons known by the Company to beneficially own more than 5% of the Company's outstanding Common Stock, or any member of any of their immediate families entered into any transactions with the Company during its 1998 fiscal year or proposes to enter into any transaction with the Company required to be disclosed herein.

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors recommends that the firm of Grant Thornton LLP, Certified Public Accountants, 2700 South Commerce Parkway, Suite 300, Weston, Florida 33331-3621, be appointed to serve as independent auditors of the Company for the ensuing fiscal year. In addition, the Board of Directors recommends that the stockholders authorize the Board of Directors to approve the auditors' fee. Grant Thornton LLP was the independent public auditor of the Company for the fiscal year ended September 30, 1998. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary for the appointment of Grant Thornton LLP and the authorization of the Board of Directors to approve the auditors' fee. PROPOSAL TO AMEND THE 1995 STOCK PLAN

     On April 26, 1995, the Company adopted its 1995 Stock Plan (the "Plan"). Pursuant to the Plan, the Company may grant options to purchase up to an aggregate of 500,000 shares of Common Stock to eligible persons. At present, there are only 145,000 shares remaining that may be subject to options granted under the Plan, which does not expire until April 25, 2005. In order to continue to effectively attract and retain employees and directors, the Board of Directors believes that the Company needs to increase the number of shares of Common Stock subject to the Plan. As a result, on January 7, 1999, the Board of Directors adopted an amendment to the Plan (the "Plan Amendment") to increase the number of shares of Common Stock authorized for issuance under the Plan from a total of 500,000 shares to 1,000,000 shares of Common Stock and to make certain other changes to the Plan based on changes in applicable laws since the Plan's initial adoption. The adoption of such Plan Amendment is subject to the approval of the stockholders at the Annual Meeting. The Board of Directors recommends that the Plan Amendment be approved.

SUMMARY OF THE PLAN

     The following is a general description of the terms and provisions of the Plan Amendment and the Plan only and does not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Plan Amendment and the Plan, which are attached hereto as EXHIBIT A.

     The purpose of the Plan is to provide the employees, directors, independent contractors and consultants of the Company and its subsidiaries with an added incentive to provide their services to the Company and its subsidiaries and to induce them to exert their maximum efforts toward the Company's success.

     The Plan provides for the issuance of incentive stock options ("Incentive Stock Options") and nonqualified stock options ("Nonqualified Stock Options"). An Incentive Stock Option is an option to purchase Common Stock that meets the definition of "incentive stock option" set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A Nonqualified Stock Option is an option to purchase Common Stock that meets certain requirements in the Plan but does not meet the definition of an "incentive stock option" set forth in Section 422 of the Code. Nonqualified Stock Options and Incentive Stock Options are sometimes referred to herein as "Options."

     The number of shares of Common Stock that may be issued pursuant to Options granted under the Plan is presently 500,000, and if the Plan Amendment is approved by the stockholders, will be increased to 1,000,000. If any Option granted pursuant to the Plan terminates or expires for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to the unexercised portion of such Option shall again be available to underlie the grant of Options.

     The Plan is administered by a committee of the Board of Directors comprised of at least two outside directors (the "Committee") or the Board of Directors of the Company. The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of Common Stock subject to Options, the exercise price of Options and the term thereof.

     All employees of the Company and its subsidiaries, including officers, directors, consultants and independent contractors to the Company, are eligible to receive grants of Options under the Plan; however, no Incentive Stock Option may be granted to non-employee directors, consultants, independent contractors or individuals who are not also employees of the Company or any of its subsidiaries. There are presently four non-employee directors, four executive officers and employee directors, and approximately 872 other employees of the Company and its subsidiaries. The Company cannot determine the number of independent contractors and consultants eligible to receive Options. In addition, it is not possible to state the number of persons who will receive grants since the selection of participants rests within the discretion of the Committee. Upon receiving a grant of Options, each holder of the Options (the "Optionee") shall enter into an option agreement with the Company which contains the terms and conditions of the Options established by the Committee.

TERMS AND CONDITIONS OF OPTIONS

     EXERCISE PRICE. The exercise price for any Incentive Stock Option granted under the Plan may not be less than the fair market value of the Common Stock on the date such Option is granted, as described in the Plan. On January 6, 1999, there were 7,439,821 shares of Common Stock outstanding and the closing price of the Company's Common Stock as reported by The Nasdaq National Market was $5.63 per share.

     EXERCISE OF OPTIONS. Each Option is exercisable in such amounts, at such intervals and upon such terms as the Committee or Board may determine. In no event may an Option be exercisable after ten years from the date of grant. Unless otherwise provided in an Option, each outstanding Option shall become immediately fully exercisable in the event that the Optionee's employment with the Company is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" or subsequent to a "Change in Control" of the Company, as defined in the Plan.

     The exercise price for Options must be paid for in cash, by certified or official bank check payable to the order of the Company, or at the discretion of the Committee, by delivery of exercisable Options and/or shares of Common Stock having a fair market value equal to the exercise price, or a combination of the above.

     NONTRANSFERABILITY. Options granted under the Plan are not transferable by an Optionee other than by will or the laws of descent and distribution, and Options are exercisable during an Optionee's lifetime only by the Optionee.

     TERMINATION OF OPTIONS. The expiration date of an Option is determined by the Committee or Board at the time of the grant and is set forth in the applicable stock option agreement. In no event may an Option be exercisable after ten years from the date it is granted. The Plan provides that if an Optionee's employment is terminated due to retirement, then the unexercised portion of the Optionee's vested Options shall terminate three months after the date of such termination. If an Optionee's employment is terminated by reason of the Optionee's death or permanent disability, the unexercised portion of the Optionee's vested Options shall terminate 12 months after such termination. In addition, upon the death of an Optionee, half of any unvested Options shall vest. Upon termination of employment for any other reason, all unexercised Options shall terminate on the date of such termination.

AMENDMENT OF PLAN

     The Board may amend, modify or terminate the Plan; however, the Board may not increase the number of shares of Common Stock reserved for Options, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan unless the Board also obtains the approval of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class and entitled to vote thereon. If the Plan Amendment is adopted, the stockholder approval requirements shall only apply to an increase in the number of shares of Common Stock reserved for Options and a material change of the standards of eligibility under the Plan. Stockholder approval for the other amendment was previously required for the Plan to qualify under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Rule 16b-3 has been amended to delete this requirement and the purpose of this portion of the Plan Amendment is to conform to such revised rule. In addition, the Plan Amendment provides that the vote required for stockholder approval shall be a simple majority of the votes cast by the holders of capital stock of the Company, voting as a single class and entitled to vote thereon, at a duly noticed stockholders meeting, at which a quorum is present. Generally, such vote would be easier to attain than the present vote required to amend the Plan. Except in accordance with the Plan, no amendment or termination of the Plan may, without the consent of the participant, impair the rights of the participant with respect to options granted prior to such amendment or termination.

OUTSTANDING OPTIONS

     As of the Record Date, Options to purchase a total of 386,000 shares of Common Stock had been granted pursuant to the Plan, 3,333 of which have been exercised and 351,667 of which are outstanding (of which 226,168 Options are exercisable). Outstanding Options under the Plan, which are held by approximately 28 persons, are exercisable at $2.75 per share, and are exercisable through various expiration dates from October 1, 2006 to July 15, 2007.

     The following table sets forth information with respect to Options held by the named executive officers of the Company, all executive officers as a group, all non-employee directors as a group, each nominee director, each associate of the foregoing people, each person who has received five percent of the Options under the Plan and all non-executive officer employees as a group. No Options have been granted under the Plan, subject to approval of the Plan Amendment.


                                STOCK PLAN TABLE

                                                            NUMBER OF
                                                          COMMON STOCK                 VALUE OF
NAME AND POSITION                                       UNDERLYING OPTIONS             OPTIONS(1)
---------------------------------------------------    --------------------      -------------------
Jeffrey I. Binder, Chairman of the Board                          50,000              $ 144,000
Frederick A. Mayer, Vice Chairman of the Board                    75,000                216,000
     and Chief Executive Officer
James Sullivan, President                                         50,000                144,000
Alan Pritzker, Vice President, Finance and Chief                  50,000                144,000
     Financial Officer
Executive Officers as a Group (4 persons)                        225,000                648,000
Non-Employee Directors as a Group (4 persons)                     60,000                172,800
Ronald K. Stern, nominee for director                                  0                      0
Jeffrey B. Rabin, nominee for director                                 0                      0
Non-Executive Officer Employees                                   73,667                212,161

---------------------
(1) Based on a fair market value of the Common Stock of $5.63 per share as on January 6, 1999.

FEDERAL INCOME TAX EFFECTS

     The Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     INCENTIVE STOCK OPTIONS. Incentive Stock Options are "incentive stock options" as defined in Section 422 of the Code. Under the Code, an Optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock
Option. However, an employee who exercises an Incentive Stock Option by delivering shares of Common Stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two-years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercise of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

     The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an item of adjustment included in the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

     If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, such holder's tax basis in his or her shares will be increased for purposes of determining his or her alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

     In general, if, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such Optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised less the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

     An income tax deduction is not allowed to the Company with respect to the grant or exercise of an Incentive Stock Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

     NONQUALIFIED STOCK OPTIONS. An Optionee granted a Nonqualified Stock Option under the Plan will generally recognize, at the date of exercise of such Nonqualified Stock Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Nonqualified Stock Option. This taxable ordinary income will be subject to Federal income tax withholding. A Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

     If an Optionee exercises a Nonqualified Stock Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if the then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Nonqualified Stock Option solely for cash.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Optionees or to the Company, or to describe tax consequences based on particular circumstances. It is based on Federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. In addition, due to the federal tax exempt nature of a majority of the Company's revenue, it is unlikely that the Company would gain a material benefit from the above-mentioned tax deductions.

     The Plan Amendment has been approved by the Board of Directors and requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals which are to be considered for inclusion in the proxy materials of the Company for its 2000 Annual Meeting of Stockholders must be received by the Company by September 17, 1999. Such proposals must comply with requirements as to the form and substance established by applicable law and regulations in order to be included in the proxy statement.

                             ADDITIONAL INFORMATION

     The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than the matters described herein and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

        Kindly date, sign and return the enclosed proxy card.

                                            By Order of the Board of Directors

                                            BLANCA SANTOS
                                            Secretary

January 15, 1999
Hollywood, Florida

                                    EXHIBIT A

                           COMMODORE HOLDINGS LIMITED
                                 FIRST AMENDMENT
                                       TO
                                 1995 STOCK PLAN
                                  (THE "PLAN")

1.      AMENDMENTS TO PLAN.

        The Plan is hereby amended as follows:

        a. The first sentence of Paragraph 2 of the Plan is hereby deleted and replaced with the following language:

           The total number of shares of common stock of the Company, $.01 par value per share (the "Common Stock"), that may be subject to Options granted under the Plan shall be 1,000,000 shares, subject to adjustment as provided in Paragraph 8 hereunder.

        b. The caption for Paragraph 6 is hereby deleted and replaced with the following language:

           Death, Termination of Employment, or Disability; Change in Control.

        c. Subparagraph 10(b) of the Plan is hereby deleted and replaced with the following language:

           The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the shares of capital stock of the Company voting as a single class, and entitled to vote thereon, represented in person or by proxy at a meeting duly noticed, at which a quorum is present.


        d. Subparagraph 10(c) of the Plan is hereby deleted and replaced with the following language:

           The Board may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by the Board or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of the holders of a majority of the shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, represented in person or by proxy at a meeting duly noticed, at which a quorum is present, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, represented in person or by proxy at a meeting duly noticed, at which a quorum is present.


2. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Plan.

3. RATIFICATION. Unless specifically amended hereby, all provisions of the Plan are hereby ratified and shall remain in full force and effect.

                           COMMODORE HOLDINGS LIMITED
                                 1995 STOCK PLAN
                                 ---------------

1.      PURPOSES.

        The COMMODORE HOLDINGS LIMITED 1995 STOCK PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Commodore Holdings Limited (the "Company") and its subsidiaries with an added incentive to provide their services to the Company and its subsidiaries and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company and its subsidiaries, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended [the "Code"]), and NonQualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs are hereinafter collectively referred to as the "Options") to employees, directors, independent contractors and consultants.

2.      SHARES SUBJECT TO THE PLAN.

        The total number of shares of common stock of the Company, $.01 par value per share (the "Common Stock"), that may be subject to Options granted under the Plan shall be 500,000 shares, subject to adjustment as provided in Paragraph 8 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options.

        In a given fiscal year, the maximum number of Options that can be granted hereunder to a single person shall be limited to 200,000 Options provided that such limitation of 200,000 Options is not subject to upward adjustment by virtue of the effectuation by the Company of stock dividends and/or stock splits. Further, such limitation shall not be deemed exceeded in the event subsequent to the date of grant of Options under the Plan, the Company effectuates a stock split and/or stock dividend which results in an adjustment to the Options previously granted. The aforesaid limitation is intended to comply with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Board of Directors or Committee, as hereinafter defined, fails to comply with Section 162(m), it shall be deemed null and void to the extent required by statute and to the extent deemed advisable by the Board of Directors and/or such Committee.

3.      ELIGIBILITY.

        ISOs may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An officer is an employee for the above purposes. NQSOs may be granted from time to time under the plan to one or more employees of the Company, officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company.

4. ADMINISTRATION OF THE PLAN.

   (a) The Plan shall be administered by the Board of Directors of the Company ("the Board"), or a committee of the Board of Directors (the "Committee"), comprised of at least two outside directors (as described under Rule 16b-3, promulgated under the Securities Exchange Act of 1934 [the "1934 Act"]), and in accordance with the requirements of Section 162(m) of the Code. Within the limits of the express provisions of the Plan, the Board or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which Options shall be granted, the character of such Options (whether ISOs or NQSOs), and the number of shares of Common Stock to be subject to each Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that option agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board or Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board or Committee, in its discretion, shall deem relevant. The Board's or the Committee's determinations on the matters referred to in this paragraph shall be conclusive.

   (b) Notwithstanding anything contained herein to the contrary, the Committee, or the outside directors of the Company (which shall be deemed to be the Company's Compensation Committee for the purposes of this subparagraph) if no Committee exists, shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any) under the 1934 Act. To the extent any provision of the Plan or action by the Board of Committee fails to comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board and/or the Committee.

5.     TERMS AND OPTIONS.

        Within the limits of the express provisions of the Plan, the Board or Committee may grant either ISOs or NQSOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The character and terms of each Option granted under the Plan shall be determined by the Board or Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each Option shall not be less than the fair market value of such shares of Common Stock as of the time such ISO is granted. Such fair market value shall be determined by the Board and if the shares of Common Stock are listed as of such date on the New York Stock Exchange, the fair market value shall be the closing price on such date. If the shares are not then listed on the New York Stock Exchange and if the shares of Common Stock are then listed on any other national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked price on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO is granted to any individual, who immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (d) Unless otherwise provided in any option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option: (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), and (ii) become fully exercisable more than ten years from the date of its grant.

     (e) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option price of such shares of Common Stock, or, at the discretion of the Board or the Committee, by the delivery of exercisable Options and/or shares of Common Stock having a fair market value equal to the Option Price, or at the option of the Board or the Committee, by a combination of cash and such exercisable Options and/or shares (subject to the restriction above) held by an optionee that have a fair market value together with such cash that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Board by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 10(c) hereof. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board or the Committee, in its discretion, shall authorize.

     (f) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (g) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (h) The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of NQSOs.

6.      DEATH, TERMINATION OF EMPLOYMENT, OR DISABILITY.

     (a) Except as otherwise provided herein, upon termination of employment with the Company due to retirement, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of subparagraph (b) of this paragraph. Upon termination of employment due to death or permanent disability, the aforementioned time period shall be extended to twelve (12) months after the date of termination. Notwithstanding anything contained herein to the contrary, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is convicted of a felony committed against the Company, and the provisions of this subparagraph (a) shall not be applicable thereto. In addition, notwithstanding anything contained to the contrary, upon termination of employment or retention with the Company other than pursuant to death, permanent disability or retirement, all Options must be exercised by the time of such termination, subject to the provisions of subparagraph (b) of this paragraph. In addition, and anything contained herein to the contrary notwithstanding, the term during which an optionee may exercise Options subsequent to the date of termination may, in the Board's or Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as of the date of grant and as specified in an option agreement evidencing the grant of Options under the Plan.

     (b) An Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the Option.

     (c) Notwithstanding anything in this Plan to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full in the event the optionee's employment with the Company is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" within the meaning of Section 14(d) of the 1934 Act or subsequent to a Change in Control, as defined below, provided however, that if in the opinion of counsel to the Company the immediate exercisability of such Options when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code would result in an "excess parachute payment" as defined in such Section, as well as an excise tax imposed by Section 4999 of the Code, such Options shall not become immediately exercisable, except as and to the extent the Board or the Committee, in its sole discretion shall otherwise determine and which determination by the Board or the Committee shall be based solely upon maximizing the after-tax benefits to be received by any such optionee. For purposes of this subparagraph, a "Change in Control" shall have occurred if:

        (1) any "person" within the meaning of Section 14(d) of the 1934 Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of the Company's Common Stock (other than a person owning, in excess of such amount on April 26, 1995),

        (2) any "person" acquires by proxy or otherwise the right to vote more than 20% of the Company's Common Stock for the election of Directors (other than a person owning in excess of such amount on April 26, 1995, other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the Company or for any other matter or question,

        (3) during any two-year period, individuals who constitute the Board of the Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director during such period whose election or nomination for election by the Company's stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be, for purposes of this clause (3), considered as though such person were a member of the Incumbent Board, or

        (4) The Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

     (d) In addition, and notwithstanding anything contained herein to the contrary, in the event an optionee dies during such time as the optionee is employed by the Company, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the optionee as of the date of death shall be automatically deemed vested and exercisable by the optionee's estate and/or his legatees in accordance with subparagraph 6(a) hereof.

7.      LEAVE OF ABSENCE.

        For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) In the event that the outstanding shares of Common Stock are hereinafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board or the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of the Company or any authorized committee thereof.

     (b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9.      FURTHER CONDITIONS OF EXERCISE.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     (c) The Board or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due such person.

10.     TERMINATION, MODIFICATION AND AMENDMENT.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class, and entitled to vote thereon.

     (c) The Board may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by the Board or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.     EFFECTIVE DATE OF THE PLAN.

        The Plan shall become effective upon adoption by the Board of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board.

12.     NOT A CONTRACT OF EMPLOYMENT.

        Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of an employee, or to terminate any other relationship with an Optionee, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company.

13.     OTHER COMPENSATION PLANS.

        The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

                           COMMODORE HOLDINGS LIMITED

                            4000 Hollywood Boulevard
                             Suite 385, South Tower
                            Hollywood, Florida 33021

           This Proxy is solicited on behalf of the Board of Directors

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 11, 1999

       The undersigned hereby appoints Jeffrey I. Binder and Frederick A. Mayer, and each of them with the power to appoint his substitute, as proxies, and hereby authorizes either of them to represent and to vote all shares of common stock of the Company held of record by the undersigned on December 28, 1998, at the Annual Meeting of Stockholders to be held on February 11, 1999, or any adjournment thereof, upon the matters referred to on the reverse side, and in their discretion, upon any other business that may come before the meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

A        [X]   Please mark your
               votes as in this
               example

                     FOR all
                    nominees           WITHHOLD
                 listed at right      AUTHORITY
                   (except as      to vote for all        Nominees:
                     marked              such
                     To the        nominees listed
                    contrary)          at right

 1. Election           [ ]                  [ ]     Jeffrey B. Rabin
      of
   Directors           [ ]                  [ ]     Ronald K. Stern

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY
   TO VOTE FOR AN INDIVIDUAL NOMINEE,
   PLEASE DRAW A LINE THROUGH THAT
   NOMINEE'S NAME)

                                                            For  Against Abstain

2.   To appoint Grant Thornton LLP as auditors of the       [ ]   [ ]      [ ]
     Company's financial statements for the fiscal year ending September 30, 1999 and to authorize the directors to approve the auditors' fee.

3.   To adopt an amendment to the  Company's 1995            [ ]  [ ]      [ ]
     Stock Plan to increase the number of shares of Common Stock reserved for issuance from an aggregate of 500,000 to an aggregate of 1,000,000.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy is solicited on behalf of the Board of Directors of COMMODORE HOLDINGS LIMITED. This Proxy when executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and For Proposals 2 and 3.

     The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated January 15, 1999 and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.


Signature(s) of Stockholder____________________________

Signature(s) of Stockholder____________________________Dated:___________________

NOTE: Please date and sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.